EXHIBIT 99.1

WHIRLPOOL CONTACTS:                       MAYTAG CONTACTS:
MEDIA                                     MEDIA
Christopher Wyse, 269 (923-3417)          Karen Lynn, (641) 787-8185
Christopher.Wyse@whirlpool.com            klynn2@maytag.com

INVESTORS
Larry Venturelli, (269) 923-4678          John Daggett, (641) 787-7711
Larry.Venturelli@whirlpool.com            John.Daggett@maytag.com



    WHIRLPOOL AND MAYTAG AGREE TO PROVIDE DEPARTMENT OF JUSTICE A LIMITED
          EXTENSION OF TIME TO COMPLETE THE REVIEW OF PROPOSED MERGER

BENTON HARBOR, Mich. and NEWTON, Iowa, --February 13, 2006-- Whirlpool Corporation (NYSE: WHR) and Maytag Corporation (NYSE: MYG) today announced they have agreed with the Antitrust Division of the U.S. Department of Justice to a limited extension of time to complete the review of the proposed acquisition of Maytag by Whirlpool. The companies have agreed not to close the transaction before March 30, 2006, without the Division's concurrence.

     On December 1, 2005, the companies announced they had certified substantial compliance with the Division in response to its request for additional information ("second request") and agreed not to close the merger before February 27, 2006, without the Division's concurrence, recognizing that the Division could request additional time for review.

     "We appreciate the work of the Department of Justice staff to date and will continue to work with them cooperatively as they complete their review," said Jeff M. Fettig, Whirlpool's chairman and CEO. "The agreed upon extension is simply a continuation of the review process. This is a complex and rapidly changing industry, and it is not surprising that some additional time is required to fully understand and fairly evaluate it."

     Ralph F. Hake, Maytag's chairman and CEO said, "We believe this additional time will be sufficient for the review to be completed, and we are confident that the acquisition will close rapidly upon completion of the review."

     Fettig added: "We strongly believe that the combination will create substantial benefits for consumers, trade customers and our shareholders. This transaction will translate into better products, quality and service, as well as other efficiencies that will allow us to offer a more competitive, wider range of products to a much broader consumer base in the highly competitive global home appliance industry."

     Whirlpool and Maytag are working closely with the Department of Justice and continue to cooperate fully with its investigation and respond promptly to its inquiries.

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ABOUT WHIRLPOOL CORPORATION
Whirlpool Corporation is a global manufacturer and marketer of major home appliances, with annual sales of over $14 billion, 68,000 employees, and nearly 50 manufacturing and technology research centers around the globe. The company markets Whirlpool, KitchenAid, Brastemp, Bauknecht, Consul and other major brand names to consumers in more than 170 countries. Additional information about the company can be found at http://www.whirlpoolcorp.com .

ABOUT MAYTAG CORPORATION
Maytag Corporation is a $4.9 billion home and commercial appliance company focused in North America and in targeted international markets. The corporation's primary brands are Maytag(R), Hoover(R), Jenn-Air(R), Amana(R), Dixie-Narco(R) and Jade(R).

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WHIRLPOOL ADDITIONAL INFORMATION:
This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this document include, but are not limited to, expectations as to the closing of the proposed merger with Maytag Corporation. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are:
(1) intense competition in the home appliance industry reflecting the impact of both new and established global, including Asian and European, manufacturers and the strength of trade customers; (2) Whirlpool's ability to continue its strong relationship with Sears Holding Corporation in North America (accounting for approximately 15% of Whirlpool's 2005 consolidated net sales of $14 billion) and other significant trade customers, and the ability of these trade customers to maintain or increase market share; (3) demand for Whirlpool's products, including the strength of the U.S. building industry and the level of interest rates; (4) the ability of Whirlpool to achieve its business plans, including productivity improvements, cost control, leveraging of its global operating platform and acceleration of the rate of innovation; (5) fluctuations in the cost of key materials (including steel, oil, plastic resins, copper and zinc) and components and the ability of Whirlpool to offset cost increases; (6) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (7) changes in market conditions, health care cost trends and pending regulation that could increase future funding obligations for pension and post-retirement benefit plans; (8) the cost of compliance with environmental and health and safety regulation, including new regulations in Europe regarding appliance disposal; (9) potential exposure to product liability claims, including the outcome of Whirlpool's previously-announced investigation of a supplier-related quality and potential product safety problem that may affect up to 3.5 million appliances manufactured between 2000 and 2002; (10) the impact of labor relations; (11) Whirlpool's ability to obtain and protect intellectual property rights; (12) the ability of Whirlpool to manage foreign currency and its effective tax rate; (13) global, political and/or economic uncertainty and disruptions, especially in Whirlpool's significant geographic markets, including uncertainty and disruptions arising from natural disasters, including possible effects of recent U.S. hurricanes, or terrorist activities; and (14) risks associated with operations outside the U.S. Other such factors relate to Whirlpool's pending merger with Maytag Corporation, including (1) the ability of Whirlpool and Maytag to satisfy the remaining conditions to closing (including regulatory ap-


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proval) and the costs and consequences of not closing; (2) the effect on
Maytag's business of the pending transaction; and (3) in the event the merger is completed, Whirlpool's ability to integrate the business of Maytag on a timely basis and realize the full anticipated benefits of the merger within the current estimate of costs. Additional information concerning these factors can be found in Whirlpool's filings with the Securities and Exchange Commission, including the Registration Statement on Form S-4 (File No. 333-128686).

MAYTAG ADDITIONAL INFORMATION:
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements speak only as of this date and include statements regarding anticipated future financial operating performance and results and expectations as to the closing of the transaction with Whirlpool. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (2) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (3) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (4) the transaction may involve unexpected costs or unexpected liabilities; (5) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (6) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (7) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (8) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a description of such factors, refer to "Risk Factors" and "Forward-Looking Statements" in Maytag's Form 10-K for the year ended December 31, 2005.